As filed with the Securities and Exchange Commission on December 28 , 201 2
File No. 2-71928
File No. 811-03171

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 38	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 38	☒

Value Line U.S. Government Securities Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

7 Times Square, 21st Floor
New York, New York 10036-6524
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 907-1900

Mitchell E. Appel
Value Line U.S. Government Securities Fund, Inc.

7 Times Square, 21st Floor
New York, New York 10036-6524
(Name and Address of Agent for Service)

Copy to:

Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 2, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Value Line
U.S. Government Securities Fund, Inc.
(Ticker Symbol: VALBX)

P R O S P E C T U S J A N U A R Y 2 , 2 0 1 3

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Fund Summary
Investment objectives Page 2
Fees and expenses Page 2
Principal investment strategies of the Fund Page 3
Principal risks of investing in the Fund Page 3
Fund performance Page 5
Management Page 6
Purchase and sale of Fund shares Page 6
Tax information Page 7
Payments to broker-dealers and other financial intermediaries Page 7

How the Fund is Managed
Investment objectives Page 8
Principal investment strategies Page 8
Non-principal investment strategies Page 8
The securities in which the Fund principally invests Page 9
The principal risks of investing in the Fund Page 9

Who Manages the Fund
Investment Adviser Page 11
Management fees Page 11
Portfolio management Page 11

About Your Account
How to buy shares Page 12
How to sell shares Page 15
Frequent purchases and redemptions of Fund shares Page 18
Special services Page 19
Dividends, distributions and taxes Page 19

Financial Highlights
Financial Highlights Page 2 3
For more information Page 2 4

Value Line U.S. Government Securities Fund, Inc.

Supplement dated January 2, 2013 to
Prospectus dated January 2, 2013

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and any existing supplements thereto.

The Fund’s Board of Directors approved an Agreement and Plan of Reorganization pursuant to which the Fund’s shareholders would become shareholders of Value Line Core Bond Fund (formerly known as Value Line Aggressive Income Trust), which is another fund within the Value Line Funds. The closing of the reorganization is expected to occur on or about March 8, 2013 and is subject to certain conditions, including that the Fund’s shareholders also approve the Agreement and Plan of Reorganization.

A special meeting of the Fund’s shareholders has been called for March 7, 2013, at 4:00 p.m. (Eastern time), at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 7 World Trade Center, 250 Greenwich Street, New York, New York 10007. Each Fund shareholder of record as of the close of business on January 11, 2013 will be entitled to vote at the Meeting. Such shareholders will receive a combined proxy statement and prospectus describing the reorganization and the reasons that the reorganization is being recommended unanimously by the Fund’s Board of Directors, including the Independent Directors.

Prior to the reorganization, the Fund will continue to operate as described in its Prospectus and Statement of Additional Information, each dated January 2, 2013, and will continue to accept investments from new and existing shareholders.

If you have any questions about the shareholder meeting or the voting process, please call 1-800-735-3568 (toll free).

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

F U N D S U M M A R Y

Investment objectives

The Fund’s primary investment objective is to seek maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.3 7%
Total Annual Fund Operating Expenses	1. 12%
Less 12b-1 Fee Waiver*	-0.25%
Net Expenses	0.8 7%

*
EULAV Securities LLC (the “Distributor”) has contractually agreed to waive all of the Fund’s 12b-1 fee through December 31, 201 4 . The waiver cannot be terminated before December 31, 201 4 without the approval of the Fund’s Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Value Line U.S. Government Securities Fund	$8 9	$3 31	$5 93	$1, 341

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicated higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 103 % of the average value of its portfolio.

Principal investment strategies of the Fund

To achieve the Fund’s investment objective, EULAV Asset Management (the “Adviser”) invests, under normal conditions, at least 80% of the Fund’s net assets in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. Some of these securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) are not backed by the full faith and credit of the United States. While the Adviser emphasizes income from investments for the Fund, the Adviser considers carefully the following: security of principal, duration, marketability, and diversity of investments. The Adviser seeks the best relative values among the universe of U.S. government securities. In deciding which securities to sell, the Adviser considers a number of factors, including economic developments, interest rate trends and cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. The Fund’s portfolio may be actively traded.

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There is no guarantee that the Adviser’s investment strategies will produce the desired results. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments.

The principal risk you assume when investing in the Fund is interest rate risk, which is the possibility that as interest rates rise the value of some fixed income securities may decrease.

Mortgage-backed securities are also more volatile and less liquid than other U.S. government securities and may be subject to credit, prepayment and extension risks.

The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liability of the instrumentalities that issue some U.S. government securities held by the Fund may exceed the current resources of such instrumentalities, including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible that these issuers will not have the funds to meet their payment obligations in the future causing the Fund to incur a loss.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 9.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index, which is a broad based index that closely reflects the Fund’s investments. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 of each year (%)

Best Quarter: Q4 2008 +5.61% Worst Quarter: Q2 2004 (2.56%)

As of November 30, 201 2 , the Fund had a year-to-date total return of 2.26%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Average Annual Total Returns for Periods Ended December 31, 201 1

	1 year	5 years	10 years
U.S. Government Securities Fund
Return before taxes	6.47%	5.64%	4.78%
Return after taxes on distributions	5.04%	4.23%	3.35%
Return after taxes on distributions and sale of Fund shares	4.45%	4.06%	3.27%
Barclays Capital 50% Gov/50% MBS Government Bond Index
(reflects no deduction for fees, expenses or taxes)	7.63%	6.07%	5.64%

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Geffen has been the portfolio manager of the Fund since 2001.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121- 9729. See “How to sell shares” on page 15.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s w e b site for more information.

H O W T H E F U N D I S M A N A G E D

Investment objectives

The Fund’s primary investment objective is to seek maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives. Although the Fund will strive to achieve these investment objectives, there is no assurance that it will succeed.

Principal investment strategies

Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objectives.

The Adviser invests primarily in pursuit of a two-pronged investment objective: maximum income and preservation of capital.

To seek current income and help preserve capital, at least 80% of the Fund’s net assets are invested in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While the Adviser emphasizes income from investments for the Fund, the Adviser considers carefully security of principal, duration, marketability, and diversity of investments. The Adviser seeks the best relative values among the universe of U.S. government securities. The Fund’s portfolio may be actively traded. Typically, securities of medium maturities offer the highest income without undue risk to capital. Accordingly, the weighted average effective maturity of the bond portfolio will generally be between 5 and 10 years. The weighted average effective maturity for the bond portfolio as of November 30, 201 2 was 5.25 years.

Non-principal investment strategies

Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position by investing up to 20% of its assets in cash or cash equivalents. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s income or capital appreciation, or both. If this occurs, the Fund may not achieve its investment objectives.

Securites lending. From time to time, the Fund may lend a portion of its portfolio securities to institutional investors. This could help the Fund produce additional income.

There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information.

The securities in which the Fund principally invests

The following is a description of the securities in which the Fund normally invests. Please see the Statement of Additional Information for additional information on other securities in which the Fund may invest.

U.S. Government Securities: include U.S. Treasury bills, notes and bonds, as well as securities issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Farm Credit System, Federal Home Loan Banks, the Tennessee Valley Authority, Farmers Home Administration, and the Export-Import Bank.

Mortgage-Backed Securities: fixed-income securities which represent pools of mortgages with investors receiving principal and interest payments as the underlying mortgage loans are paid back. The Fund invests in those mortgage-backed securities issued by certain government sponsored enterprises, such as Freddie Mac, Fannie Mae and the Government National Mortgage Association.

As of November 30 , 201 2 , approximately 48 % of the Fund’s assets were invested in mortgage-backed securities.

The principal risks of investing in the Fund

■
The principal risk you assume when investing in the Fund is interest rate risk, which is the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease.

■
Mortgage-backed securities may be more volatile and less liquid than other U.S. government securities and may be subject to credit, prepayment and extension risks. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund’s investments and could result in losses to the Fund if some securities were acquired at a premium. Extension risk is the risk that during periods of rising interest rates, prepayments of mortgage-backed securities may decline or be slower than expected resulting in the extension of the Fund’s average portfolio maturity. As a result, the Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

■
With respect to U.S. government securities supported only by the credit of the issuing agency or an additional line of credit with the U.S. Treasury, such as Freddie Mac and Fannie Mae securities, there is no guarantee that the U.S. government will provide support to such agencies and such securities may involve greater risk of loss of principal and interest than securities issued or guaranteed by the U.S. government. These securities are neither insured nor guaranteed by the U.S. Treasury.

■
Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategy will produce the desired results.

■
Please see the Statement of Additional Information for a discussion of non-principal investment strategies and associated risks. Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the Statement of Additional Information.

W H O M A N A G E S T H E F U N D

The business and affairs of the Fund are managed by the Fund’s officers under the oversight of the Fund’s Board of Directors.

Investment Adviser

The Fund’s investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor, New York, NY 10036-6524. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.0 billion as of November 30, 201 2 .

Management fees

For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.50% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the Fund’s investment advisory agreement is available in the Fund’s most recent annual report to shareholders for the twelve month period ended August 31.

Portfolio management

Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Geffen has been a portfolio manager of the Fund since 2001. There is additional information in the Statement of Additional Information about Mr. Geffen’s compensation, other accounts he manages and his ownership of Fund shares.

A B O U T Y O U R A C C O U N T

How to buy shares

■	By telephone

Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Fund’s transfer agent) between 9:00 a.m. and 4:00 p.m. Eastern time. You must pay for these shares within three business days of placing your order.

■	By wire

If you are making an initial purchase by wire, you must call the Fund’s transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

■	Through a broker-dealer

You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

■	By mail

Complete the account application and mail it with your check payable to BFDS, Agent to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application, or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

■	Minimum/additional investments

Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $250. The price you pay for shares will depend on when your purchase order is received. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

■	Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV computed after your order is received in proper form as determined by Boston Financial Data Services, Inc. (“BFDS”) as agent for the Fund. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary. Orders received by BFDS or the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

■	Distribution plan

The Fund has adopted a Service and Distribution Plan (the “Plan”) under rule 12b-1 under the Investment Company Act of 1940. Under the P lan, the Fund is charged a fee at the annual rate of 0.25% of the Fund’s average daily net assets with the proceeds used to finance the activities of the Distributor. The P lan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Fund’s shares. Such services may include, among other things, answering investor inquiries regarding the Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The P lan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the P lan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the P lan. The Distributor has contractually agreed to waive the 12b-1 fee through December 31, 201 4 . There is no assurance that the Distributor will extend the fee waiver beyond such date. Because rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

■	Additional dealer compensation

The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally come directly or indirectly from the Fund and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates. The Adviser, the Distributor or their affiliates determine the firms to which payments may be made, which payments may be significant.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

■	Net asset value

The Fund’s NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the market value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Portfolio securities are valued by an independent pricing service on the basis of valuations provided by dealers in such securities. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. If a portfolio security is not priced in this manner, the value is determined by reference to valuations obtained from the independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. Securities for which quotations are not readily available from the pricing service or are considered unreliable and all other assets of the Fund are valued at their fair value by the Adviser pursuant to policies and procedures adopted by the Board of Directors and under the Board’s general supervision. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

	■	Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund’s Account Application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit additional share purchases or close your account if it is unable to verify your identity.

How to sell shares

	■	By mail

You can redeem your shares (sell them back to the Fund) at NAV by telephone and by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with a signature guarantee with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Fund will wait until your check has cleared, which can take up to 15 days from the date of purchase, before the proceeds are sent to you.

If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

■	By telephone or wire

You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after the Fund receives your request.

■	By check

You can sell $500 or more of your shares by writing a check payable to the order of any person.

■	Through a broker-dealer

Fund shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC and Fidelity Brokerage Services LLC (National Financial Services LLC). You should consult with your broker to determine if it has been so authorized.

■	By exchange

You can exchange all or part of your investment in the Fund for shares in other Value Line mutual funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.

To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send the Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received. For each account involved you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among Value Line mutual funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

■	Account minimum

If as a result of redemption your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of the Fund’s shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund’s Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider trading in its shares to be excessive if an investor:

■	sells shares within 30 days after the shares were purchased;

■	makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

■	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by the Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Fund nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding its underlying shareholders. Should the Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by the underlying shareholders. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services

To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

	■	Valu-Matic® allows you to make regular monthly investments of $25 or more automatically from your checking account.

■
Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

■
You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes

The Fund pays dividends quarterly, while any capital gains are distributed annually. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a dividend or capital gain distribution, because such dividend or distribution will generally be taxable even though the NAV of shares of the Fund will be reduced by the dividend or distribution.

Dividends and distributions generally are taxable, regardless of whether you reinvest them or receive them in cash. For U.S. federal income tax purposes, distributions from short-term capital gains and dividends from net investment income will be taxable to you as ordinary income. Since the Fund’s income is derived from sources that do not pay “qualified dividend income,” dividends from the net investment income of the Fund are not expected to qualify for taxation at the maximum 15% U.S. federal income tax rate.

Distributions reported to you by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceed certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

The Fund will send you a statement by February 15th each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares. Certain limitations may apply to limit your ability to currently deduct capital losses.

Beginning with the 2012 calendar year, the Fund is required to report to the Internal Revenue Service (“IRS”) and to furnish to Fund shareholders “cost basis” information for Fund shares that are purchased on or after January 1, 2012 (“covered shares”) and that are redeemed, exchanged or otherwise sold on or after that date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Please note that if you are a C corporation, unless the Fund has actual knowledge that you are a C corporation or you have previously notified us in writing that you are a C corporation, you must complete a new Form W-9 exemption certificate informing us of your C corporation status or the Fund will be obligated to presume that you are an S corporation and to report sales of covered shares to the IRS and to you pursuant to these rules. Also, if you purchase Fund shares through a broker (or other nominee) on or after such date, please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

If you purchase Fund shares directly from us on or after January 1, 2012, cost basis will be calculated using the Fund’s default method of average cost basis, unless you instruct the Fund to use a different IRS-accepted cost basis method. Please note that you will continue to be responsible for calculating and reporting the cost basis of Fund shares that were purchased prior to January 1, 2012. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

As with all mutual funds, the Fund may be required to withhold backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. The current backup withholding rate is 28% for amounts paid by the Fund on or before December 31, 2012 but is scheduled to rise to 31% for amounts paid by the Fund after such date, unless tax legislation is enacted providing otherwise. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund’s financial statements, which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800-243-2729 or at www.vlfunds.com .

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended August 31,
	2012	2011	2010		2009	2008
Net asset value, beginning of year	$12.34	$12.41	$12.06		$11.62	$11.42
Income from investment operations:
Net investment income	0.24	0.28	0.35		0.40	0.46
Net gains on securities (both realized and unrealized)	0.16	0.15	0.44		0.45	0.24
Total from investment operations	0.40	0.43	0.79		0.85	0.70
Less distributions:
Dividends from net investment income	(0.28)	(0.32)	(0.36)		(0.41)	(0.50)
Distributions from net realized gains	(0.26)	(0.18)	(0.08)		—	—
Total distributions	(0.54)	(0.50)	(0.44)		(0.41)	(0.50)
Net asset value, end of year	$12.20	$12.34	$12.41		$12.06	$11.62
Total return	3.32%	3.65%	6.69%		7.46%	6.22%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$80,455	$82,411	$87,426		$89,609	$87,919
Ratio of expenses to average net assets(1)	1.12%	1.09%	1.03%	(2)	1.07%	1.01%
Ratio of expenses to average net assets(3)	0.87%	0.84%	0.77%	(4)	0.82%	0.76%
Ratio of net investment income to average net assets	1.94%	2.31%	2.87%		3.37%	3.96%
Portfolio turnover rate	103%	71%	50%		58%	51%
(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.00% for the year ended August 31, 2008 and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(3)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor.
(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

For more information

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission (“SEC”). In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated January 2, 201 3 , which has been filed electronically with the SEC and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund at 7 Times Square, 21st Floor, New York, NY 10036-6524 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from the Fund’s Internet site at http://www.vlfunds.com.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

Investment Adviser	Service Agent
EULAV Asset Management	State Street Bank and Trust Company
7 Times Square, 21st Floor,	c/o BFDS
New York, NY 10036-6524	P.O. Box 219729
Kansas City, MO 64121-9729

Custodian	Distributor
State Street Bank and Trust Company	EULAV Securities LLC
225 Franklin Street	7 Times Square, 21st Floor,
Boston, MA 02110	New York, NY 10036-6524

Value Line U. S. Government Securities Fund, Inc.
7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-03171

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
(TICKER SYMBOL: VALBX)

7 Times Square, 21st Floor, New York, New York 10036-6524
800-243-2729 www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
JANUARY 2, 201 3

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line U.S. Government Securities Fund, Inc. (the “Fund”) dated January 2, 201 3 , a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in the Fund’s 201 2 Annual Report to Shareholders (“Annual Report”) are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report and most recent semi-annual report is available from the Fund upon request and without charge by calling 1-800-243-2729.

Value Line U.S. Government Securities Fund, Inc.

Supplement dated January 2, 2013 to
Statement of Additional Information dated January 2, 2013

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional
Information and any existing supplements thereto.

The Fund’s Board of Directors approved an Agreement and Plan of Reorganization pursuant to which the Fund’s shareholders would become shareholders of Value Line Core Bond Fund (formerly known as Value Line Aggressive Income Trust), which is another fund within the Value Line Funds. The closing of the reorganization is expected to occur on or about March 8, 2013 and is subject to certain conditions, including that the Fund’s shareholders also approve the Agreement and Plan of Reorganization.

A special meeting of the Fund’s shareholders has been called for March 7, 2013, at 4:00 p.m. (Eastern time), at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 7 World Trade Center, 250 Greenwich Street, New York, New York 10007. Each Fund shareholder of record as of the close of business on January 11, 2013 will be entitled to vote at the Meeting. Such shareholders will receive a combined proxy statement and prospectus describing the reorganization and the reasons that the reorganization is being recommended unanimously by the Fund’s Board of Directors, including the Independent Directors.

Prior to the reorganization, the Fund will continue to operate as described in its Prospectus and Statement of Additional Information, each dated January 2, 2013, and will continue to accept investments from new and existing shareholders.

If you have any questions about the shareholder meeting or the voting process, please call 1-800-735-3568 (toll free).

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF  ADDITIONAL
INFORMATION FOR FUTURE REFERENCE

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

          History and Classification. The Fund is an open-end, diversified management investment company incorporated in Maryland in 1981 as The Value Line Bond Fund, Inc. In 1986, the Fund’s name was changed to Value Line U.S. Government Securities Fund, Inc. The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.

Non-principal Investment Strategies and Associated Risks.

          Restricted Securities. On occasion, the Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933 (the “Securities Act”), if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund’s secondary objective of capital appreciation without unduly restricting freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

          Structured Securities. The Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

          Custodial Receipts. The Fund may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

          Inverse Floating Rate Securities. The Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

          When-Issued Transactions. The Fund may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value.

          Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities. Certain SMBS may not be readily marketable and may be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

          Variable and Floating Rate Securities. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

          Bank Obligations. The Fund may invest in U.S. dollar denominated obligations issued or guaranteed by U.S. banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

  Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

          Zero Coupon Bonds. The Fund’s investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for federal income tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.

          TIPS. The Fund may invest in U.S. Government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value and interest payout are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

          The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

          Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

          Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements without limit. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 15% of its net assets.

           Loans of Portfolio Securities. The Fund may lend its portfolio securities to certain borrowers if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund (including the loan collateral), and the Fund may pay reasonable fees in connection with the loans. The loans will be made in conformity with the Fund’s policies and are collateralized by cash or liquid securities on a daily basis in an amount at least equal to 100% of the market value of the securities loaned and interest earned thereon. The Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any matter to be voted on by stockholders and deemed material by the Adviser acting in accordance with the Fund’s proxy voting policies. The Fund invests cash collateral in high quality, readily marketable short-term obligations and/or money market funds (to the extent consistent with the Fund’s investment restrictions). The Fund bears the risk of any loss in connection with such investment of collateral. While securities lending involves risk of delays in recovery or even loss of rights in the collateral should the borrower fail financially, loans are made only to borrowers approved in accordance with the Fund’s securities lending guidelines. The foregoing securities lending policies are subject to any more restrictive fundamental Fund policies on securities lending below.

          Fundamental Policies.

          (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

          (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

          (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

          (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry. For this purpose, gas, electric, water and telephone utilities will each be treated as a separate industry.

          (v) The Fund may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

          (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33⅓% of the total assets of the Fund (including the loan collateral).

          (vii) The Fund may not engage in arbitrage transactions or in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities and then only for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund’s assets taken at market may at any one time be held as collateral for such sales.

          (viii) The Fund may not write, purchase or sell puts, calls or combinations thereof, invest in commodities or commodity contracts or purchase securities of other investment companies.

          (ix) The Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

          (xii) The Fund may not purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities or purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

          (xiii) The primary investment objective of the Fund is to obtain maximum income without undue risk of principal. Capital preservation and possible capital appreciation are secondary objectives. Under normal conditions, at least 80% of the value of the Fund’s net assets will be invested in U.S. Government Securities.

          If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii) and the restriction on illiquid securities. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

          The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

MANAGEMENT OF THE FUND

          The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel * 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
**

Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.	Burnham Investors Trust, since 2004 (4 funds).**

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931	Director	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
**

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999–2008; President Emeritus, Skidmore College since 1999 and President, 1987-1998.	**

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939	Director	Since 1983	Chairman, Institute for Political Economy.	**

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949	Director	Since 1996	Senior Financial Advisor, Veritable, L.P. (investment advisor).	**

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Director (Chair of the Board of Directors since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	**

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010, and from September 2005 to November 2007 and Treasurer from June 2005 to September 2005; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael Wagner 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC; President of Gemini Fund Services, LLC Director of Constellation Trust Company (until 2008).

Emily D. Washington 1979	Secretary; Treasurer and Chief Financial Officer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011; Associate Director of Mutual Fund Accounting at Value Line until 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.
**	Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”).

          Unless otherwise indicated, the address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

          Committees. The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last calendar year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Director if she is not available). There were no meetings of the Valuation Committee during the last calendar year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/Governance Committee consisting of the non-interested directors the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met one time during the last calendar year.

          Board Structure. The Board is comprised of seven Directors, six of whom (85%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board has appointed Mr. Vandivort (an Independent Director) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors. The Valuation Committee is composed of an Independent Director and an interested Director. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

          The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Director as the Chair, is appropriate in light of the asset size of the Fund and the other Value Line Funds, the number of Value Line Funds, and the nature of Fund ’ s business, and is consistent with industry best practices. In particular, the Board believes that having a super-majority of Independent Directors is appropriate and in the best interests of Fund shareholders.

          Risk Oversight. As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

          The Board, including the Independent Directors, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

          Qualifications and Experience of Directors. The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Director’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director that support the conclusion that each person is qualified to serve as a Director.

          Mr. Appel has served as an interested Director on the Board since 2010. His relevant experience includes serving as President of each Value Line Fund since 2008, Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007 – April 2008) and President of the Adviser since February 2009.

          Ms. Heinzerling has served as an Independent Director on the Board since 2008. Her relevant experience includes being the president of a regulatory consulting company, former general counsel to an investment adviser and a director of an unaffiliated mutual fund family.

          Dr. Oakley has served as an Independent Director on the Board since 2000. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Porter has served as an Independent Director on the Board since 1997. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Roberts has served as an Independent Director on the Board since 1983. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

          Ms. Sheerr has served as an Independent Director on the Board since 1996. Her relevant experience includes being a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

          Mr. Vandivort has served as an Independent Director on the Board since 2008. His relevant experience includes being the former president and chief investment officer of an investment adviser and former chairman of a mutual fund group.

The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended August 31, 201 2 . Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

Name of Person	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex
Interested Director
Mitchell E. Appel	$ – 0 –	$ – 0 –
Non-Interested Directors
Joyce E. Heinzerling	2, 460	6 2 ,000
Francis C. Oakley	2, 380	6 0 ,000
David H. Porter	2, 380	6 0 ,000
Paul Craig Roberts	2, 380	6 0 ,000
Nancy-Beth Sheerr	2, 460	6 2 ,000
Daniel S. Vandivort	5, 474	7 8 ,000

The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 201 2 :

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Director
Mitchell E. Appel	$1 – $10,000	$50,001 – $100,000
Non-Interested Directors
Joyce E. Heinzerling	$– 0 –	$10,001 – $50,000
Francis C. Oakley	$1 – $10,000	$10,001 – $50,000
David H. Porter	$1 – $10,000	$10,001 – $50,000
Paul Craig Roberts	$– 0 –	Over $100,000
Nancy-Beth Sheerr	$1 – $10,000	$10,001 – $50,000
Daniel S. Vandivort	$– 0 –	$10,001 – $50,000

As of November 30, 201 2 , no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94101, which owned 523,023 shares of record or approximately 8 % of the shares outstanding. Officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

Proxy Voting Policies

The securities held by the Fund typically are not voting securities. For the securities held by the Fund where the Fund does have voting rights, the Fund receives proxies to vote at those companies’ annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objectives. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund’s Proxy Voting Policies to Institutional Shareholder Services (“ISS”), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, ISS will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of ISS.

The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

Election of Directors, Corporate Governance and Routine Matters

●	Generally, the Fund supports the company’s nominees to serve as directors.

●
The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

●	Increases in the number of authorized shares of or issuances of common stock or other equity securities;

●	Provisions of the corporate charter addressing indemnification of directors and officers;

●	Stock repurchase plans; and

●	The selection of independent accountants.

●	The types of matters on corporate governance that the Adviser would expect to vote against include:

●	The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

●	The adoption of a classified board;

●	The adoption of poison pill plans or similar anti-takeover measures; and

●	The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposals

Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect to the goal of maximizing the return on funds under management.

If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

Every August, the Fund will file with the Securities and Exchange Commission (“SEC”) information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the SEC’s website at http://www.sec.gov or at the Fund’s website at http://www.vlfunds.com.

Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

In addition, the Fund’s Distributor may produce for marketing purposes Fund fact sheets, which would include the Fund’s top ten holdings and other information regarding the Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would not be released until after the Fund has filed with the SEC its annual, semi-annual or quarterly report.

Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, which are Morningstar, Standard & Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Directors. The Fund’s service providers are its accountants, custodian, administrator, counsel, pricing service (Interactive Data Corporation) and proxy voting service, who may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding, based on duties of confidentiality arising under law or contract, that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information.

To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

The Board of Directors of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

On December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (“Adviser”). As a result of the restructuring, the Fund’s investment advisory agreement, dated August 10, 1988, terminated by operation of law and the Adviser entered into a new investment advisory agreement with the Fund. The services provided by the Adviser under the new agreement and the rates at which fees are paid by the Fund are the same as under the prior investment advisory agreement. In addition, the other terms of the new investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form. See “Ownership and Control of the Adviser” below for a description of the restructuring.

The investment advisory agreement between the Fund and the Adviser provides for a monthly advisory fee at an annual rate equal to 0.50% of the Fund’s average daily net assets. During the fiscal years ended August 31, 2010 , 2011 and 201 2 , the Fund paid or accrued to the Adviser advisory fees of $441,086 , $415,514 and $404,497, respectively.

The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment” (as such term is defined in the 1940 Act).

The Adviser currently acts as investment adviser to 1 0 other investment companies which, together with the Fund, constitute the Value Line Funds with combined assets under management of approximately $2.0 billion as of November 30, 201 2 .

Certain of the Adviser’s clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

The Fund has entered into a distribution agreement with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, NY 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan (12b-1) (the “Plan”) . The Distributor also serves as distributor to the other Value Line Funds.

State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $66,900 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 West 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm.

Ownership and Control of the Adviser. As part of the restructuring, the predecessor Adviser’s capital structure was revised so that Value Line owns only nonvoting revenue and profits interests and five individuals each own 20% of the voting profits interests of the Adviser. The holders of the Adviser’s voting securities have the right to elect five trustees of the Adviser, who manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor was delegated to its senior executive, Mitchell E. Appel. The current trustees are: Mr. Appel, Avi T. Aronovitz, Richard Berenger, Robert E. Rice and R. Alastair Short.

Each shareholder was granted a voting profits interest having 20% of the voting power for trustees and other matters put to shareholders of the Adviser. Collectively, these interests represent 50% of the residual profit of the business, in which the share of Mr. Appel is 45% and the others each 1.25%. Value Line retains a nonvoting profits interest representing the remaining 50% of residual profits and has no power to vote for the election, removal or replacement of trustees of the Adviser. Value Line also has an interest in nondistribution revenues of the business ranging from 41% at business levels of $9 million to as high as 55% at business levels of $35 million or more. In the event the business is sold or liquidated, the first $56.1 million of net proceeds (the value of the business at the time the restruct uring was approved by the independent directors of Value Line as determined by such directors after reviewing a valuation report by the directors’ financial advisors) will be distributed in accordance with capital accounts, 20% of the next $56.1 million will be distributed to the holders of the voting profits interests and 80% to the holders of the nonvoting profits interests (initially Value Line) and the excess will be distributed 45% to the holders of the voting profits interests and 55% to the holders of the nonvoting profits interests.

Value Line (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to use leverage for investment purposes, short selling or other complex or unusual investment strategies to create a risk profile similar to that of so-called hedge funds, (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers and (3) capitalized the business with $7 million of cash and cash equivalents.

Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 22.5%-30% of nondistribution revenues (depending on the level of such revenues), declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.

Value Line has stated that, as a result of the restructuring, it will no longer “control” (as that term is defined in the 1940 Act) the Adviser or the Distributor. Under the terms of the settlement with the SEC stemming from Value Line’s brokerage practices with certain of the Value Line Funds prior to November 2004, Jean Bernhard Buttner, who controls Arnold Bernhard & Co., Inc. which owns 86.5% of Value Line’s common stock (the “Control Person”), was barred from association with any broker, dealer, or investment adviser and was prohibited from serving or acting in various capacities, including as an “affiliated person” (as that term is defined in the 1940 Act) of the Fund, the Adviser or the Distributor. If the Control Person were to directly or indirectly “control” (as that term is defined in the 1940 Act), the Adviser or the Distributor, the Control Person would be an “affiliated person” of the Adviser or the Distributor and not in compliance with the SEC settlement. The SEC staff has expressed no view and provided no assurances Value Line’s restructuring of the Adviser or the Distributor effects compliance with the SEC settlement.

Portfolio Managers

Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund’s portfolio.

Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed. Jeffrey Geffen is primarily or jointly responsible for the day-to-day management of four Value Line Funds with combined total assets at November 30, 201 2 of approximately $ 555 million.

Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. None of the accounts pay performance-related fees. Investments are allocated pro rata among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable. The adviser currently does not have any private accounts.

Ownership of Securities. Jeffrey Geffen does not own any shares of the Fund.

SERVICE AND DISTRIBUTION PLAN

The Service and Distribution Plan (12b-1 Plan) (the “Plan”) is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. During the fiscal year ended August 31, 201 2 , fees of $ 202,248 were accrued to the Distributor under the Plan. The Distributor paid $ 37,426 to other broker-dealers and incurred $ 14,964 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expense incurred. Effective January 1, 20 09 through December 31, 201 2 , the Distributor contractually agreed to waive the 12b-1 fee in an amount equal to 0.25% of the Fund’s average daily net assets. The fees waived amounted to $ 202,248 for the fiscal year ended August 31, 201 2 . The Distributor has agreed to extend the contractual fee waiver through December 31, 201 4 . There is no assurance that the Distributor will extend the fee waiver beyond such date.

The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

As noted above, the Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an “ interested person “ (as defined in the 1940 Act) must be nominated by existing Directors who are not “ interested persons. “

Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders or another reasonable method of allocation .

Additional Dealer Compensation

If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Distributor, the Adviser and/or their affiliates. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor, the Adviser and/or their affiliates may vary among intermediaries. The types or payments an intermediary may receive include:

●	Payments under the Plan which are asset based charges paid from the assets of the Fund;

●	Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

You should ask your intermediary for information about any payments it receives from the Distributor.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of the Fund’s average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of the Fund’s average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

As of August 31, 201 2 , the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund’s payment pursuant to the Plan.

National City Bank
Pershing LLC
National Financial Services LLC
E*TRADE
TD Ameritrade, Inc.
Charles Schwab & Co., Inc.
USAA Investment Management Co.
MSCS Financial Services, LLC
The Vanguard Group
Vanguard Marketing Corp.
Hand Securities Inc.

Financial intermediaries may have been added or removed from the list above since August 31, 201 2 .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the F und, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the years ended August 31, 20 10 , 201 1 and 201 2 , the Fund paid no brokerage commissions.

Portfolio Turnover. The Fund’s annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objectives, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase a shareholder’s income tax liability. The Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Fund’s Prospectus.

CAPITAL STOCK

Each share of the Fund’s common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases . Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

Automatic Purchases . The Fund offers a free service to its shareholders, Valu-Matic®, through which monthly investments of $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.

Retirement Plans . Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, Value Line Securities, Inc. will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

Redemption . The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

Redemptions are taxable transactions for shareholders that are subject to tax. The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes to the extent that shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

Calculation of Net Asset Value . The net asset value of the Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange ( generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Portfolio securities are valued  by an independent pricing service on the  basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytical data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. If a portfolio security is not priced in this manner, the value is determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Securities for which market valuations are not readily available will be valued at fair value, by the Adviser pursuant to policies and procedures adopted by the Board of Directors.

TAXES
(See “Dividends, Distributions and Taxes” in the Fund’s Prospectus)

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares by shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships and certain trusts and estates) and hold their shares as capital assets. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, and, except as otherwise provided, does not address the special tax rules that may be applicable to certain types of shareholders subject to special treatment under the federal income tax laws including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or, except as otherwise provided, tax-exempt or tax-deferred plans, accounts or entities . This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advis e rs with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, foreign country, or other taxing jurisdiction.

Fund Status. The Fund has elected to be treated and qualified each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”); and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. Government securities, securities of other regulated investment companies and (2) other securities, with such other securities limited as to any issuer to not more than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets in (1) the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies), (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (3) the securities of one or more qualified publicly traded partnerships.

Fund Distributions. If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, but was eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund were not eligible for such relief or if the Fund does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and when such income is distributed, to a further tax at the shareholder level.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses for the one-year period ended October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

The Fund will satisfy the annual distribution requirements if it distributes the required amount on or before December 31 of such year or if the distribution is declared in October, November or December of such year with a record date within such period and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Unless shareholders elect otherwise, all distributions will be automatically reinvested in additional shares of the Fund. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions will be taxable whether a shareholder takes them in cash or they are reinvested in shares of the Fund. In general, dividends from investment company taxable income will be taxable as ordinary income and will not qualify for the reduced federal income tax rates applicable to qualified dividend income received by shareholders that are individuals or for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

Distributions from net capital gain that are reported to you as capital gain dividends will be taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for a maximum 15% federal income tax rate on long-term capital gains. Under current law, the maximum federal income tax rate on long-term capital gains will rise to 20% for taxable years beginning after December 31, 2012. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Recently enacted legislation imposes a new 3.8% Medicare tax on the net investment income of certain U.S. individuals, estates and trusts whose income exceeds certain thresholds for taxable years beginning after December 31, 2012. For this purpose, “net investment income” generally includes taxable dividends and capital gains recognized from redemptions or exchanges of shares of mutual funds, such as the Fund. For U.S. individuals, this threshold generally will be exceeded if an individual has adjusted gross income that exceeds $200,000 (or $250,000 if the individual is married and files jointly).

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund). A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

For federal income tax purposes the Fund is permitted to carry forward its net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may expire unutilized. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

Investors purchasing Fund shares prior to a distribution should be aware of the tax consequences of purchasing such Fund shares. The purchase price paid for such shares may reflect the amount of the forthcoming distribution. Although distributions from the Fund shortly after the purchase of Fund shares may be viewed in substance as a return of capital, nevertheless, to the extent such a distribution is attributable to income of the Fund, it will be taxable to the shareholder.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided that, for certain states, various thresholds for the holding of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in any particular taxing jurisdiction, although the Fund may in its sole discretion provide relevant information to shareholders.

Redemption, Sale or Exchange of Fund Shares. Upon a redemption, exchange, or sale of shares of the Fund, a shareholder may realize a capital gain or loss for federal income tax purposes. The tax consequences of a sale, exchange, or redemption depend on several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date).

In general, if Fund shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition, commencing in 2013, capital gains recognized from redemptions and exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of Fund shares with a tax-holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Moreover any loss realized on a redemption, exchange or sale of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Fund shares. In such a case, the basis of the acquired Fund shares will be increased to reflect the disallowed amount.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules. Please note that if you are a C corporation, unless you have previously notified us in writing that you are a C corporation, you must complete a new Form W-9 exemption certificate informing us of your C corporation status or your Fund will be obligated to presume that you are an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to you pursuant to these rules. Also, if you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

If you purchase Fund shares directly from us on or after January 1, 2012, cost basis will be calculated using the Fund’s default method of average cost basis, unless you instruct the Fund to use a different IRS-accepted cost basis method. Please contact the Fund if you wish to make, revoke or change your election.

Please note that you will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules to you and, in particular, which cost basis calculation method you should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to you, you also should carefully review the cost basis information provided to you by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax return.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886 . Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Fund Investments. If the Fund invests in certain pay-in-kind securities, zero coupon securities, stripped securities, or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes at the Fund level. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The federal income tax rules applicable to certain structured securities are unclear in certain respects and the amount, character and timing of the recognition of gains and losses by the Fund may be affected by legislative changes or judicial or administrative rulings or other pronouncements relating to such securities. The Fund intends to account for such instruments in a manner that will allow the Fund to continue to qualify as a regulated investment company.

Reporting and Backup Withholding. The Fund will be required to report to the Internal Revenue Service (“IRS”) all dividends, distributions of capital gains and redemption proceeds from Fund shares, except in the case of certain exempt shareholders. The Fund will be subject to a “backup withholding” requirement on all taxable dividends, distributions of capital gains and redemption proceeds payable to shareholders who fail to provide the Fund with their correct social security or other taxpayer identification number or to make certain certifications. The backup withholding tax rate is 28% for amounts paid by the Fund through December 31, 2012 and is scheduled to rise to 31% for amounts paid by the Fund after such date. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax. If the backup withholding provisions are applicable to a shareholder, distributions and gross proceeds payable to such shareholder will be reduced by the amounts required to be withheld, regardless of whether such distributions are paid in cash or reinvested.

Non-U.S. Shareholders. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund currently only for certain taxable years of the Fund commencing prior to January 1, 2012, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding on certain other payments from the Fund. The backup withholding tax rate is 28% for amounts paid by the Fund through December 31, 2012 and is scheduled to rise to 31% for amounts paid by the Fund after such date.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners. This withholding tax is scheduled to be phased in commencing on January 1, 2014 for payments made by the Fund on or after such date.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an Intergovernmental Agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

FINANCIAL STATEMENTS

The Fund’s financial statements for the year ended August 31, 201 2 , including the financial highlights for each of the five fiscal years in the period ended August 31, 201 2 , appearing in the 201 2 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

PART C: OTHER INFORMATION

Item 28.	Exhibits.

(a)	Articles of Incorporation. (1)

(b)	By-laws (1) and Amendment to the By-laws. (4)

(c)
Instruments Defining Rights of Security Holders. Reference is made to Article Sixth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 23, filed January 4, 1999, and incorporated herein by reference.

(d)	Investment Advisory Agreement. (4)

(e)	Distribution Agreement. (4)

(f)	Not applicable.

(g)	Custodian Agreement and Amendment thereto. (1)

(h) (1) Administration Agreement. (3)

(2) Fee Waiver Agreement. †

(i)	Legal Opinion. (1)

(j)	Consent of Independent Registered Public Accounting Firm.†

(k)	Not applicable.

(l)	Not applicable.

(m)	Service and Distribution Plan. (2)

(p)	Code of Ethics.†

(r)	Powers of attorney. (4)

(1)	Filed as an exhibit to Post-Effective Amendment No. 23, filed January 4, 1999, and incorporated herein by reference.

(2)	Filed as an exhibit to Post-Effective Amendment No. 25, filed October 30, 2000, and incorporated herein by reference.

(3)	Filed as an exhibit to Post-Effective A mendment No. 32, filed December 31, 2007, and incorporated herein by reference.

(4)	Filed as an exhibit to Post-Effective Amendment No. 36, filed October 31, 2011, and incorporated herein by reference.

†	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

Incorporated by reference to Article XII of the By-laws filed as Exhibit (b) to Post-Effective Amendment No. 23, filed January 4, 1999.

Item 31.	Business or Other Connections of Investment Adviser.

EULAV Asset Management, Registrant’s investment adviser, acts as investment adviser to the registered investment companies in the Value Line Family of Funds listed in Item 32.

Name	Position With the Adviser	Other Employment

Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer since 2008 and President since 2009 of the Distributor; President since 2008 and Director since 2010 of each of the Value Line Funds

Robert Scagnelli	Vice President	None

Mark Marrone	Chief Compliance Officer	Senior Compliance Officer , Northern Lights Compliance Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788 since 2009

Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds since 2008

Avi T. Aronovitz	Trustee	Consultant, Ruder Finn, Inc. 301 East 57th Street, NY, NY 10022, since 2011, Partner , Tatum, LLC, 230 Park Ave, NY, NY 10169, 2009-2010; Director, Citrin Cooperman & Company, LLP, 2010-2011

Richard Berenger	Trustee	Chief Compliance Officer, Matrix Capital Group, 420 Lexington Ave, NY, NY 10170, since 2010

Robert E. Rice	Trustee	Managing Partner, Tangent Capital, 9 West 57th Street, New York, NY 10019 since 2004

Alistair Short	Trustee	Director, Vice Chairman and Chairman of Audit Committee,Van Eck Funds, 335 Madison Avenue, NY, NY 10017, since 2004

The business address of the Distributor and the Value Line Funds is 7 Times Square, 21st floor, New York, NY, 10036-6524.

Item 32.	Principal Underwriters.

(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line funds: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Core Bond Fund; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

(b)

(1) Name and Principal Business Address	(2) Position and Offices with EULAV Securities LLC	(3) Position and Offices with Registrant

Mitchell Appel	President	President and Director

Raymond Stock	Vice President; Secretary	None

Howard Spindel	Chiel Compliance Officer	None

The business address of each of the officers and directors is 7 Times Square, 21st Floor, New York, NY 10036-6524.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

EULAV Asset Management
7 Times Square, 21st Floor
New York, NY 10036-6524
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)

State Street Bank and Trust Company c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
For all other records

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certificies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28 th day of December , 201 2 .

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*Joyce E. Heinzerling	Director	December 28 , 201 2
(Joyce E. Heinzerling)

*Francis C. Oakley	Director	December 28, 2012
(Francis C. Oakley)

*David H. Porter	Director	December 28, 2012
(David H. Porter)

*Paul Craig Roberts	Director	December 28, 2012
(Paul Craig Roberts)

*Nancy-Beth Sheerr	Director	December 28, 2012
(Nancy-Beth Sheerr)

*Daniel S. Vandivort	Director	December 28, 2012
(Daniel S. Vandivort)

	/s/ Mitchell E. Appel	Director, President and Chief Executive	December 28, 2012
	(Mitchell E. Appel)	Officer (Principal Executive Officer)

	/s/ Emily D. Washington	Treasurer; Principal Financial	December 28, 2012
	(Emily D. Washington)	and Accounting Officer; Secretary

*By:	/s/ Mitchell E. Appel
(Mitchell E. Appel, Attorney-In-Fact)

* Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendmen t No. 36 and incorporated herein by reference .

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the  “Registration Statement”) of our report dated October 2 5 , 201 2 relating to the financial statements and financial highlights which appears in the August 31, 201 2 Annual Report to Shareholders of Value Line U.S. Government Securities Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Investment Advisory and Other Services” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 28 , 201 2

EXHIBIT INDEX

Exhibit Number	Document Title

(h) (2)	Fee Waiver Agreement

(j)	Consent of Independent Registered Public Accounting Firm

(p)	Code of Ethics